                                                              EXHIBIT 24(a)

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert T. Blakely, of Greenwich, State of Connecticut, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St.
Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 16th day of January, 1998.

                                                /s/ Robert T. Blakely
                                            -----------------------------------
                                                Robert T. Blakely


STATE OF CONNECTICUT    )
                        )  SS
COUNTY OF FAIRFIELD     )


      On this 16th day of January, 1998, before me personally appeared Robert
T. Blakely, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                /s/ Patricia A. Olin
                                            -----------------------------------
                                                    Notary Public

My Commission Expires:  Patricia A. Olin
                        Notary Public, State of Connecticut
                        No. 115196
                        Commission Expires April 30, 2002

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St.
Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 8th day of January, 1998.

                                                      /s/ Joan T. Bok
                                            -----------------------------------
                                                      Joan T. Bok


COMMONWEALTH OF MASSACHUSETTS )
                              )     SS
COUNTY OF SUFFOLK             )


      On this 8th day of January, 1998, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                                /s/ Michelle McGee Curran
                                            -----------------------------------
                                                      Notary Public

My Commission Expires: February 27, 1998

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Paul H. Hatfield of St. Louis County, State of Missouri,
Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 7th day of January, 1998.

                                                    /s/ Paul H. Hatfield
                                            -----------------------------------
                                                    Paul H. Hatfield


STATE OF MISSOURI       )
                        )   SS
COUNTY OF ST. LOUIS     )


      On this 7th day of January, 1998, before me personally appeared Paul H. Hatfield, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                      /s/ Lisa K. Crawford
                                            -----------------------------------
                                                      Notary Public

My Commission Expires:  Lisa K. Crawford
                        Notary Public -- State of Missouri
                        Jefferson County
                        My Commission Expires May 21, 1999

                            POWER OF ATTORNEY
                            -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, John C. Hunter III of St. Louis County, State of Missouri, President, Chief Operating Officer and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. ERISA Parity Savings and Investment Plan;
(iii) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, and 333-35689, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 14th day of January, 1998.

                                                     /s/ John C. Hunter
                                            -----------------------------------
                                                     John C. Hunter III


STATE OF MISSOURI       )
                        )  SS
COUNTY OF ST. LOUIS     )


      On this 14th day of January, 1998, before me personally appeared John
C. Hunter III, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                  /s/ Mary K. McBride
                                            -----------------------------------
                                                      Notary Public

My Commission Expires:  February 12, 1998
                        Mary K. McBride
                        Notary Public, State of Missouri
                        My Commission Expires Feb. 12, 1998
                        St. Louis County

                                 POWER OF ATTORNEY
                                 -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert H. Jenkins of Rockford, State of Illinois, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. ERISA Parity Savings and Investment Plan; (iii) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, and
333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 7th day of January, 1998.

                                                    /s/ Robert H. Jenkins
                                            -----------------------------------
                                                    Robert H. Jenkins


STATE OF ILLINOIS       )
                        )   SS
COUNTY OF WINNEBAGO     )

      On this 7th day of January, 1998, before me personally appeared Robert
H. Jenkins, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                /s/ Carolyn J. Thomas
                                            -----------------------------------
                                                    Notary Public

My Commission Expires:  Jan. 18, 1999
                        "Official Seal"
                        Carolyn J. Thomas
                        Notary Public, State of Illinois
                        My commission Expires 1/18/99

                                  POWER OF ATTORNEY
                                  -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Howard M. Love of Pittsburgh, Commonwealth of Pennsylvania, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 13th day of January, 1998.

                                                      /s/ H. M. Love
                                            -----------------------------------
                                                      Howard M. Love


COMMONWEALTH OF PENNSYLVANIA  )
                              )     SS
COUNTY OF ALLEGHENY           )


      On this 13th day of January, 1998, before me personally appeared Howard
M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                      /s/ Joan M. Zakor
                                            -----------------------------------
                                                      Notary Public

My Commission Expires:  Notarial Seal
                        Joan M. Zakor, Notary Public
                        City of Pittsburgh, Allegeny Co.
                        My Commission Expires April 14, 1999

                                 POWER OF ATTORNEY
                                 -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Frank A. Metz, Jr. of Sloatsburg, State of New York, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the
Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 28th day of January, 1998.

                                                    /s/ Frank A. Metz, Jr.
                                            -----------------------------------
                                                    Frank A. Metz, Jr.


STATE OF MISSOURI       )
                        )   SS
COUNTY OF ST. LOUIS     )


      On this 28th day of January, 1998, before me personally appeared Frank
A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                  /s/ Helen Joanne Bonney
                                            -----------------------------------
                                                      Notary Public

My Commission Expires:  Helen Joanne Bonney
                        Notary Public State of Missouri
                        St. Louis County
                        My Commission Exp. July 1, 2001

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert G. Potter of St. Louis County, State of Missouri,
Chairman and Chief Executive Officer ("Principal Executive Officer") and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 14th day of January, 1998.

                                                /s/ Robert G. Potter
                                            -----------------------------------
                                                Robert G. Potter


STATE OF MISSOURI       )
                        )   SS
COUNTY OF ST. LOUIS     )


      On this 14th day of January, 1998, before me personally appeared Robert
G. Potter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                    /s/ Mary K. McBride
                                            -----------------------------------
                                                      Notary Public

My Commission Expires:  Feb. 12, 1998
                        Mary K. McBride
                        Notary Public, State of Missouri
                        My Commission Expires Feb. 12, 1998
                        St. Louis County

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, William D. Ruckelshaus of Medina, State of Washington, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the
Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 8th day of January, 1998.

                                                  /s/ William Ruckelshaus
                                            -----------------------------------
                                                  William D. Ruckelshaus


STATE OF WASHINGTON     )
                        )   SS
COUNTY OF KING          )


      On this 8th day of January, 1998, before me personally appeared William
D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                   /s/ Diane L. Hodgson
                                            -----------------------------------
                                                   Notary Public

My Commission Expires:  11/12/2001

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, John B. Slaughter of Pasadena, State of California, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. ERISA Parity Savings and Investment Plan; (iii) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, and
333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 12th day of January, 1998.

                                                   /s/ John B. Slaughter
                                            -----------------------------------
                                                   John B. Slaughter


STATE OF CALIFORNIA     )
                        )   SS
COUNTY OF LOS ANGELES   )


      On this 12th day of January, 1998, before me personally appeared John
B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                  /s/ Kay Lynn Fujiwara
                                            -----------------------------------
                                                      Notary Public

My Commission Expires:  Kay Lynn Fujiwara
                        Commission #1149223
                        Notary Public -- California
                        Los Angeles County
                        My Comm. Expires Jul 31, 2001

                             POWER OF ATTORNEY
                             -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert A. Clausen of St. Louis County, State of Missouri,
Senior Vice President and Chief Financial Officer ("Principal Financial Officer") of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc.
ERISA Parity Savings and Investment Plan; (iii) any Amendments to
Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, and 333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 12th day of January, 1998.

                                                    /s/ Robert A. Clausen
                                            -----------------------------------
                                                    Robert A. Clausen


STATE OF MISSOURI       )
                        )  SS
COUNTY OF ST. LOUIS     )


      On this 12th day of January, 1998, before me personally appeared Robert A. Clausen, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                /s/ Helen Joanne Bonney
                                            -----------------------------------
                                                    Notary Public

My Commission Expires:  Helen Joanne Bonney
                        Notary Public State of Missouri
                        St. Louis County
                        My Commission Exp. July 1, 2001

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Roger S. Hoard of St. Louis County, State of Missouri, Vice President and Controller ("Principal Accounting Officer") of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. ERISA Parity Savings and Investment Plan; (iii) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, and
333-35689, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company, or any new Registration Statements on Form S-8 covering the registration of additional shares of Common Stock of the Company to be issued under the benefit and incentive plans registered on these aforementioned Registration Statements which have been previously filed with the Commission; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new deferral plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 7th day of January, 1998.

                                                    /s/ Roger S. Hoard
                                            -----------------------------------
                                                    Roger S. Hoard


STATE OF MISSOURI     )
                      )     SS
COUNTY OF ST. LOUIS   )


      On this 7th day of January, 1998, before me personally appeared Roger
S. Hoard, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                  /s/ Helen Joanne Bonney
                                            -----------------------------------

                                                  Notary Public

My Commission Expires:  Helen Joanne Bonney
                        Notary Public State of Missouri
                        St. Louis County
                        My Commission Exp. July 1, 2001